UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2018

DATE OF REPORTING PERIOD: November 1, 2017 through April 30, 2018

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2018

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities26

Statement of Operations27

Statements of Changes In Net Assets28

Statement of Cash Flows29

Notes to Financial Statements30

Financial Highlights38

Report of Independent Registered
Public Accounting Firm39

About Closed-End Funds40

Managed Distribution Policy41

Automatic Dividend Reinvestment Plan41

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Strategic Total Return Fund (CSQ) falls into the former category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   1

Letter to Shareholders

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2018. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of this Calamos Fund. I encourage you to review this information carefully.

Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0825 per share. We believe the Fund’s current annualized distribution rate, which was 8.27%* on a market price basis as of April 30, 2018, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/18 distribution was $0.0825 per share. Based on our current estimates, we anticipate that approximately $0.0825 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

In our October 2017 annual report, I discussed the favorable trends that were supporting continued global growth and investment potential across asset classes. However, I noted our investment teams would not be surprised if the market environment changed, with a pause in the equity markets or even a correction. I also discussed that short-term volatility can create opportunities for long-term managers, such as ourselves. During the semiannual reporting period, these views were borne out.

Market Review

The semiannual period was characterized by two distinct environments, and in particular, the return of volatility to the markets in January. Through the final months of 2017, U.S. and global stock markets advanced briskly as investors focused on positive global economic growth trends, low inflation, deregulation and anticipation of tax reform. However, the climate changed in 2018. Although economic fundamentals remained compelling around the world, market participants became distracted by the potential for more Federal Reserve hikes and rising inflation. After many years of subdued volatility and record-low interest rates, the stock market became increasingly turbulent as the period progressed.1 Fixed income asset classes also encountered headwinds.2,3 Convertible securities, in contrast, demonstrated resilience in the choppy markets, illustrating the potential benefits of their unique structural characteristics.4

Outlook

We believe positive economic conditions and corporate fundamentals can support a continuation of the bull market in stocks, as well as opportunities across asset classes. Global economic data is positive on the whole. GDP growth has continued at a good pace in the U.S., and tax reform and deregulation can provide further catalysts from here. The U.S. consumer has benefitted from job growth, wage gains and rising housing values. Corporate fundamentals—including earnings, sales and revenue growth—are very strong. Inflation has increased but is coming off historically low levels and remains contained. As economic growth continues, we expect the Fed to maintain its course of raising short-term interest rates gradually. This slow pace, combined with conditions in the broader global bond markets, may help keep longer-term U.S. rates from rising unchecked.

Although economic conditions are favorable, managing volatility will be key to succeeding in this environment. Evolving trade policies, uncertainties around North Korea and Russia, and U.S. mid-term elections will likely contribute to short-term market disruptions over coming months. An extended trade war could be an economic headwind, but we do not see this as the probable outcome. We are hopeful that moves by the U.S. over recent months can set the stage for negotiations that lead to freer and fairer trade over the long term.

Letter to Shareholders

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   3

Thoughts for Investors

The stock market’s gyrations, rising interest rates and signs of inflation have unsettled many investors. However, if we look back over longer periods, the environment we are seeing today is actually more normal than those of the past few years, when volatility, interest rates and inflation were exceptionally low.

In this more typical environment, we believe there are many opportunities for active and risk-aware approaches. Our investment professionals remain vigilant to avoiding unintended risks in the Fund. They are also working together to turn short-term volatility into opportunities for the shareholders in the Fund. Our ability to respond to changing market conditions will be especially important given the many crosscurrents we see.

In Closing

More than 40 years of experience supports my belief that investors are best served by maintaining a long-term approach. Fast moving markets can increase the temptation to make short-term moves. But as I’ve noted in the past, there’s no way to predict with certainty the daily twists and turns. Far too often, trying to time the ups and downs leaves investors capturing the downside and missing the upside. Instead, I encourage you to work with your financial advisor to create a well-diversified asset allocation that meets your financial goals. By blending an array of funds—including stocks, convertibles, alternative and fixed income strategies—investors may be better positioned to achieve their long-term goals.

I am confident that the Fund is well equipped to navigate the course ahead. Since our earliest days as an asset manager, we have sought to provide innovative strategies for managing risk and enhancing returns. While others may be discouraged by these more choppy markets, we welcome the return of more normal levels of volatility and the opportunities it will bring for our active approach.

I hope that you find this report informative, and I invite you to visit our website www.calamos.com for additional resources. All of us at Calamos Investments thank you for your continued trust. It is truly an honor to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 3.83% for the six-month period ending April 30, 2018. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the six-month period ended, the index returned 3.68%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned 3.82%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 4.93% for the six-month period ended April 30, 2018.

2The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2018, the index returned -1.87%.

3The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned -0.16% for the six-month period ending April 30, 2018.

4The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.34% for the six-month period ending April 30, 2018. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 3.95% for the six-month period ended April 30, 2018.

Sources: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   5

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

6   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/18

Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	1.10%	12.67%	7.16%
On NAV	3.16%	12.72%	7.92%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	18.9%
Consumer Discretionary	14.2
Financials	13.5
Health Care	12.3
Energy	9.1
Industrials	8.9
Consumer Staples	5.2
Telecommunication Services	3.7
Other	3.0
Materials	2.5
Utilities	2.0
Real Estate	2.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Strategic Total Return Fund (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation framework.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe our diversified exposure to the equity markets enables us to manage the Fund’s risk during high periods of market volatility and allows us to optimize our performance on an ongoing basis.

While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth. We continue to remain generally optimistic with respect to the U.S. equity market in the short-term and look forward to continued growth through economic expansion and reflationary market dynamics, accompanied by the benefits of global economic synchronization.

How did the Fund perform over the reporting period?

The Fund increased 3.16% on a net asset value (NAV) basis and 1.10% on a market price basis for the six-month period ended April 30, 2018. The S&P 500 Index finished at 3.82% and the Credit Suisse U.S. High Yield Index dipped -0.16% for the same period.

At the end of the reporting period, the Fund’s shares traded at a -5.30% discount to net asset value.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the six-month period.

We employ a managed distribution policy* within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0825 per share, resulting in a current annualized distribution rate of 8.27% of market price as of April 30, 2018.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 3018, the dividend yield of S&P 500 Index stocks averaged approximately 2.11%.† Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.95% and 3.11%, respectively.‡

*Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

†Source: Calamos Investments

‡Source: U.S. Department of the Treasury

ASSET ALLOCATION AS OF 4/30/18

Investment Team Discussion

8   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

What factors influenced performance over the reporting period?

The Fund’s wide investment parameters allow us to take advantage of investment ortunities through numerous types of investment vehicles. By taking advantage of such flexibility, the Fund maintained its exposure to the equity markets, which improved during the period. In addition, both convertibles and bonds provided income and appreciation to the portfolio for the six months.

In terms of sectors and corresponding industries, our selection in utilities, specifically in electric utilities, contributed to performance relative to the S&P 500 Index. In addition, our slight underweight to consumer staples, notably tobacco, was helpful during the period.

Selection in financials (regional banks) detracted from the Fund’s performance relative to the S&P 500 Index for the period. Our selection in consumer discretionary (internet and direct marketing retail) also lagged relative to the index.

How is the Fund positioned?

We continue to favor businesses with compelling growth opportunities and global revenue drivers. We believe an enhanced focus on risk management and valuation sensitivity is beneficial. We also believe that the U.S. economy still has room to grow as investors contemplate reflationary economic forces, tax cuts, consumer optimism, and lower regulations, which all have the potential to drive equity price valuations.

We are also cognizant of the fact that rising interest rates can have a detrimental effect on longer-term fixed income securities. Consequently, managing the duration of the fixed-income assets of our portfolio is a priority in mitigating the potential impact.

In terms of positioning, we maintained a relatively high allocation to U.S. stocks and convertibles, whose combined exposure is approximately 75% of the portfolio. We are excited about the opportunities in the convertible market as steady issuance offers additional choices in the space. Accordingly, we have been able to take advantage of attractive opportunities and establish meaningful exposure in those investments.

The portfolio currently holds large absolute allocations to the information technology, consumer discretionary and financials sectors. We expect our positioning to benefit in the future as more companies seek solutions to enhance and improve productivity and business performance. We believe these sectors remain poised to benefit from many of our long-term secular themes, including robust consumer demand for products and services that provide access to information. We believe consumer discretionary stocks will also benefit from improving economic conditions derived from increasing employment, improved housing valuations, and growing consumer confidence. We have also maintained our position in financials, as we expect the sector will benefit during periods of rising interest rates, increased lending, and a more hospitable regulatory environment.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   9

The average credit quality of the portfolio is higher than that of the Credit Suisse U.S. High Yield Index. This is typical for the Fund, as our credit process tends to guide us away from the most-speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate. In spite of a cost increase due to rising interest rates, our use of leverage over the period enjoyed a favorable reinvestment dynamic.

What is your outlook for the Fund?

In our view, equities continue to offer compelling risk/reward characteristics, and we are seeking companies with attractively valued fundamentals. We have also seen continued issuance in the convertible markets, which present additional opportunities to generate income while participating in equity market appreciation. Equity and equity-sensitive securities continue to offer attractive risk/reward characteristics from a long-term perspective. We continue to pursue our strategic objective to participate in a significant portion of equity market upside while aiming to reduce volatility versus global equities throughout a complete market cycle.

What are your closing thoughts for Fund shareholders?

Given our outlook for a near-term period of economic growth, we are favoring quality growth companies. Favorable factors within the U.S. include solid job creation, low interest rates, increased consumer and corporate confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash-flow generation and stronger balance sheets that will benefit from global economic synchronization. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many companies in the sector are favorably valued and positioned to grow revenues in a rising interest rate and lower regulatory environment. We are selective regarding companies in the health care sector, favoring those that are more product-growth oriented. We are cautious about companies in the consumer staples sector, which may be fully valued as investors seek those stocks for income rather than growth.

We believe that fiscal policy is likely to remain an important factor regarding the impact of rate hikes on corporate refinancing of debt. Geopolitical concerns will also be a factor adding to already increased volatility. In our view, equities continue to offer compelling risk/reward characteristics, and we seek companies with attractively valued fundamentals. With increased volatility, however, active management is imperative to both managing risk and optimizing opportunities.

10 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (23.4%)
Consumer Discretionary (3.5%)
858,000	AV Homes, Inc. 6.625%, 05/15/22	$882,170
1,264,000	Beverages & More, Inc.* 11.500%, 06/15/22	1,156,016
	CCO Holdings, LLC / CCO Holdings Capital Corp.
2,380,000	5.125%, 05/01/27*^	2,233,071
1,215,000	5.750%, 09/01/23	1,231,803
501,000	5.000%, 02/01/28*	461,739
992,000	Cedar Fair, LP*^ 5.375%, 04/15/27	988,077
	Century Communities, Inc.
1,734,000	6.875%, 05/15/22	1,786,653
1,537,000	5.875%, 07/15/25	1,469,610
1,438,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	1,375,088
3,372,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	3,513,675
	DISH DBS Corp.
2,211,000	6.750%, 06/01/21	2,205,472
2,028,000	5.875%, 11/15/24^	1,733,950
1,473,000	7.750%, 07/01/26^	1,343,545
2,747,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	2,724,571
659,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	645,820
1,051,000	GameStop Corp.*^ 6.750%, 03/15/21	1,070,218
1,160,000	goeasy, Ltd.*µ 7.875%, 11/01/22	1,236,380
744,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	726,553
1,344,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	1,436,481
4,859,000	L Brands, Inc.^µ 6.875%, 11/01/35	4,598,363
1,284,000	M/I Homes, Inc. 5.625%, 08/01/25	1,237,545
2,767,000	Mattel, Inc.*^ 6.750%, 12/31/25	2,701,284
1,354,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,362,564
	Meritage Homes Corp.
3,253,000	7.000%, 04/01/22	3,578,723
2,479,000	7.150%, 04/15/20	2,622,906
1,388,000	Penske Automotive Group, Inc. 5.500%, 05/15/26	1,352,939
	PetSmart, Inc.*^
952,000	5.875%, 06/01/25	686,468
263,000	8.875%, 06/01/25	153,668

PRINCIPAL AMOUNT		VALUE
	Rite Aid Corp.
2,995,000	7.700%, 02/15/27	$2,611,206
893,000	6.125%, 04/01/23*^	910,851
7,545,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	9,222,782
2,687,000	Salem Media Group, Inc.* 6.750%, 06/01/24	2,552,878
1,991,000	Sally Holdings, LLC / Sally Capital, Inc.^µ 5.625%, 12/01/25	1,948,502
1,488,000	Sotheby’s*^ 4.875%, 12/15/25	1,434,067
1,190,000	VOC Escrow, Ltd.*µ 5.000%, 02/15/28	1,152,908
2,103,000	ZF North America Capital, Inc.*µ 4.750%, 04/29/25	2,144,398
		68,492,944

Consumer Staples (0.9%)
1,423,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	1,243,695
2,132,000	Fresh Market, Inc.* 9.750%, 05/01/23	1,208,919
	JBS USA LUX SA / JBS USA Finance, Inc.*
5,454,000	7.250%, 06/01/21	5,521,166
2,440,000	5.750%, 06/15/25	2,298,870
2,083,000	6.750%, 02/15/28	2,002,513
	New Albertson’s, Inc.
1,046,000	7.450%, 08/01/29^	851,904
664,000	8.000%, 05/01/31	553,102
421,000	7.750%, 06/15/26	369,667
	Pilgrim’s Pride Corp.*
1,959,000	5.875%, 09/30/27	1,873,686
595,000	5.750%, 03/15/25	584,772
	Post Holdings, Inc.*
1,418,000	5.750%, 03/01/27^	1,387,095
298,000	5.625%, 01/15/28	285,301
		18,180,690

Energy (3.6%)
446,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	457,094
1,463,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	1,431,575
2,380,000	Calfrac Holdings, LP* 7.500%, 12/01/20	2,368,136
1,889,000	California Resources Corp.*^ 8.000%, 12/15/22	1,627,034
2,074,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	2,130,776
1,438,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	1,397,736

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
293,000	CONSOL Energy, Inc.* 11.000%, 11/15/25	$309,354
288,000	CrownRock, LP / CrownRock Finance, Inc.* 5.625%, 10/15/25	286,082
2,430,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	2,317,916
560,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	555,352
942,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	983,415
511,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	525,635
	Energy Transfer Equity, LPµ
2,132,000	5.500%, 06/01/27	2,129,218
570,000	5.875%, 01/15/24	582,588
3,406,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	3,010,189
	Enterprise Products Operating, LLCµ‡
2,266,000	4.875%, 08/16/77^	2,212,681
605,000	5.375%, 02/15/78	571,389
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,502,000	6.500%, 10/01/25^	1,474,799
1,488,000	6.250%, 05/15/26	1,421,553
	Gulfport Energy Corp.^
1,071,000	6.000%, 10/15/24	1,023,967
992,000	6.375%, 05/15/25	954,795
2,861,000	Halcon Resources Corp.^ 6.750%, 02/15/25	2,863,160
1,319,000	HighPoint Operating Corp. 7.000%, 10/15/22	1,340,295
545,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	551,145
570,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.*^ 10.625%, 05/01/24	575,691
1,478,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	1,490,467
3,441,000	MPLX, LPµ 4.875%, 06/01/25	3,559,147
149,000	Nabors Industries, Inc.*µ 5.750%, 02/01/25	141,927
	Oasis Petroleum, Inc.
1,012,000	6.500%, 11/01/21^	1,038,211
595,000	6.250%, 05/01/26*	595,000
1,488,000	Par Petroleum, LLC / Petroleum Finance Corp.* 7.750%, 12/15/25	1,515,416
1,507,000	PDC Energy, Inc.* 5.750%, 05/15/26	1,520,216

PRINCIPAL AMOUNT		VALUE
1,488,000	Plains All American Pipeline, LP^µ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	$1,448,680
1,537,000	QEP Resources, Inc.^µ 5.625%, 03/01/26	1,482,928
6,446,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	6,542,368
2,831,000	SESI, LLC* 7.750%, 09/15/24	2,946,491
560,000	SM Energy Company^ 6.750%, 09/15/26	571,956
1,066,000	Southwestern Energy Company^ 7.500%, 04/01/26	1,091,350
967,000	Sunoco, LP / Sunoco Finance Corp.* 5.500%, 02/15/26	940,659
298,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.*µ 5.875%, 04/15/26	296,920
288,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	288,773
1,403,000	Transocean, Inc.*^ 7.500%, 01/15/26	1,427,061
1,438,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	1,355,603
1,763,583	W&T Offshore, Inc.* 8.500%, 06/15/21 10.000% PIK rate	1,643,315
3,084,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	2,912,453
1,537,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	1,580,858
	WildHorse Resource Development Corp.
1,815,000	6.875%, 02/01/25	1,856,055
620,000	6.875%, 02/01/25*	633,770
		69,981,199

Financials (3.5%)
3,099,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	2,932,584
4,085,000	Ally Financial, Inc. 8.000%, 11/01/31	4,972,139
2,702,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	2,830,669
2,083,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,052,953
1,438,000	Bank of America Corp.µ‡ 5.875%, 03/15/28	1,437,518
1,478,000	Bank of Nova Scotia^µ‡ 4.650%, 10/12/22	1,397,737
2,925,000	Charles Schwab Corp.^µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	2,852,387

Schedule of Investments April 30, 2018 (Unaudited)

12 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,021,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	$1,023,425
2,658,000	Dell International, LLC / EMC Corp.*µ 6.020%, 06/15/26	2,823,979
1,488,000	Discover Financial Services^µ‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	1,459,207
1,934,000	Equinix, Inc. 5.375%, 05/15/27	1,968,116
605,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	600,432
	HUB International, Ltd.*
1,488,000	7.000%, 05/01/26	1,492,524
992,000	7.875%, 10/01/21	1,034,358
2,155,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	2,082,064
1,785,000	Iron Mountain, Inc.*^µ 5.250%, 03/15/28	1,682,470
	Jefferies Finance, LLC*
5,975,000	7.375%, 04/01/20	6,037,648
2,578,000	7.250%, 08/15/24^	2,558,252
1,190,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ 5.250%, 10/01/25	1,136,670
982,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	967,373
1,592,000	LPL Holdings, Inc.* 5.750%, 09/15/25	1,547,488
	MetLife, Inc.^
2,628,000	6.400%, 12/15/66µ	2,869,303
144,000	5.875%, 03/15/28‡	146,921
2,802,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	2,846,678
	Navient Corp.^
1,884,000	6.750%, 06/25/25	1,910,668
570,000	6.500%, 06/15/22	587,565
1,121,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	1,101,820
1,611,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	1,613,320
4,215,000	Quicken Loans, Inc.*^µ 5.750%, 05/01/25	4,157,254
1,488,000	Simmons First National Corp.‡ 5.000%, 04/01/28	1,505,119
	Springleaf Finance Corp.
2,013,000	6.875%, 03/15/25	2,035,566
1,264,000	8.250%, 10/01/23^	1,387,746

PRINCIPAL AMOUNT		VALUE
635,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	$633,063
2,901,000	Tronox Finance, PLC* 5.750%, 10/01/25	2,825,168
		68,510,184

Health Care (3.5%)
5,534,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	5,735,078
	Community Health Systems, Inc.^
6,233,000	7.125%, 07/15/20	4,973,373
615,000	8.000%, 11/15/19	560,231
4,378,000	DaVita, Inc. 5.125%, 07/15/24	4,256,314
1,259,000	Endo International, PLC* 7.250%, 01/15/22	1,073,537
2,851,000	Endo, Ltd.* 6.000%, 07/15/23	2,087,730
2,578,000	Greatbatch, Ltd.* 9.125%, 11/01/23	2,796,292
	HCA, Inc.
8,162,000	5.875%, 05/01/23^	8,522,393
1,438,000	7.500%, 11/06/33	1,568,477
1,126,000	5.375%, 02/01/25^	1,124,125
1,438,000	Magellan Health, Inc.µ 4.400%, 09/22/24	1,410,376
2,097,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	1,653,610
669,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	585,449
2,891,000	Teleflex, Inc.µ 5.250%, 06/15/24	2,954,472
	Tenet Healthcare Corp.^
3,570,000	6.750%, 06/15/23	3,521,519
2,454,000	5.125%, 05/01/25*	2,391,030
2,499,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	2,202,256
4,699,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	4,412,361
545,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	521,786
1,463,000	Teva Pharmaceutical Finance Netherlands III, BV*^ 6.000%, 04/15/24	1,424,092
	Valeant Pharmaceuticals International, Inc.*^
10,462,000	7.250%, 07/15/22	10,580,064
2,975,000	9.000%, 12/15/25	3,022,258
1,438,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	1,414,934
		68,791,757

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE

Industrials (2.5%)
1,289,000	ACCO Brands Corp.* 5.250%, 12/15/24	$1,292,268
	Allison Transmission, Inc.*µ
1,289,000	4.750%, 10/01/27	1,213,536
377,000	5.000%, 10/01/24	370,864
907,000	Apergy Corp.* 6.375%, 05/01/26	921,997
1,388,000	ARD Securities Finance SARL* 8.750%, 01/31/23 8.750% PIK rate	1,457,768
1,468,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	1,390,093
1,517,000	Bombardier, Inc.* 7.500%, 12/01/24	1,599,282
	Covanta Holding Corp.
843,000	5.875%, 03/01/24	833,343
268,000	5.875%, 07/01/25	260,587
1,433,000	Delphi Technologies, PLC* 5.000%, 10/01/25	1,382,501
1,448,000	Fly Leasing, Ltd. 5.250%, 10/15/24	1,410,381
293,000	FXI Holdings, Inc.* 7.875%, 11/01/24	291,015
2,087,000	Garda World Security Corp.* 7.250%, 11/15/21	2,126,121
4,195,000	Golden Nugget, Inc.* 6.750%, 10/15/24	4,263,462
1,488,000	Gray Television, Inc.* 5.875%, 07/15/26	1,442,289
1,227,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,250,012
1,815,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	1,826,253
	Hertz Corp.
1,488,000	7.375%, 01/15/21	1,475,813
253,000	7.625%, 06/01/22*	258,556
	Icahn Enterprises, LPµ
1,488,000	6.375%, 12/15/25	1,495,068
1,258,000	6.750%, 02/01/24	1,290,878
595,000	James Hardie International Finance, Ltd.*µ 4.750%, 01/15/25	580,301
1,438,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	1,382,184
754,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	797,272
1,851,000	Meritor, Inc. 6.250%, 02/15/24	1,908,483
570,000	Multi-Color Corp.* 4.875%, 11/01/25	534,728
2,083,000	Navistar International Corp.* 6.625%, 11/01/25	2,170,965

PRINCIPAL AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*
1,012,000	5.500%, 02/15/24	$983,522
838,000	4.500%, 03/15/23^µ	803,902
2,648,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	2,765,545
1,393,000	Scientific Games International, Inc.* 5.000%, 10/15/25	1,347,811
977,000	Tennant Company 5.625%, 05/01/25	999,237
298,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	297,145
149,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	146,280
298,000	TriMas Corp.* 4.875%, 10/15/25	290,715
2,281,000	United Continental Holdings, Inc. 6.375%, 06/01/18	2,287,569
2,350,000	United Rentals North America, Inc.^µ 4.875%, 01/15/28	2,229,234
744,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	737,471
		48,114,451

Information Technology (1.0%)
2,799,000	Alliance Data Systems Corp.*^ 5.875%, 11/01/21	2,858,493
1,517,000	Amkor Technology, Inc. 6.375%, 10/01/22	1,557,898
	Cardtronics, Inc.
1,218,000	5.125%, 08/01/22	1,186,070
575,000	5.500%, 05/01/25*	534,043
1,304,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	1,325,040
1,337,000	CDK Global, Inc.µ 4.875%, 06/01/27	1,290,412
802,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	819,925
2,910,000	Clear Channel Worldwide Holdings, Inc.^ 7.625%, 03/15/20	2,921,766
1,373,000	CommScope Technologies, LLC* 6.000%, 06/15/25	1,415,886
1,488,000	Harland Clarke Holdings Corp.*^ 8.375%, 08/15/22	1,524,776
	Nuance Communications, Inc.µ
1,289,000	6.000%, 07/01/24	1,327,863
1,190,000	5.625%, 12/15/26	1,189,179
1,438,000	TTM Technologies, Inc.* 5.625%, 10/01/25	1,410,987
1,007,000	VFH Parent, LLC*^ 6.750%, 06/15/22	1,047,924
		20,410,262

Schedule of Investments April 30, 2018 (Unaudited)

14 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Materials (1.4%)
2,067,000	AK Steel Corp.^ 6.375%, 10/15/25	$1,932,593
1,820,000	Alcoa Nederland Holding, BV*µ 7.000%, 09/30/26	1,986,594
4,572,000	ArcelorMittal, SA^µ 7.250%, 10/15/39	5,428,633
1,364,000	Arconic, Inc.^ 5.125%, 10/01/24	1,381,371
2,678,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	2,716,858
536,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	540,794
307,000	Commercial Metals Company* 5.750%, 04/15/26	308,127
	First Quantum Minerals, Ltd.*
780,000	7.000%, 02/15/21	786,326
397,000	7.250%, 04/01/23	396,577
1,587,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	1,604,219
724,000	Kinross Gold Corp.*µ 4.500%, 07/15/27	682,211
1,364,000	New Gold, Inc.*^ 6.375%, 05/15/25	1,391,362
3,972,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	4,134,633
	United States Steel Corp.
2,886,000	6.875%, 08/15/25^	2,949,333
560,000	6.250%, 03/15/26	557,348
		26,796,979

Real Estate (0.2%)
1,158,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	1,218,245
2,400,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	2,283,960
1,488,000	Starwood Property Trust, Inc.*µ 4.750%, 03/15/25	1,439,372
		4,941,577

Telecommunication Services (2.8%)
942,000	Altice Financing, SA*^ 7.500%, 05/15/26	926,989
2,529,000	Altice France, SA* 7.375%, 05/01/26	2,456,519
	Altice Luxembourg, SA*^
595,000	7.750%, 05/15/22	570,632
595,000	7.625%, 02/15/25	537,553
1,587,000	Altice US Finance I Corp.*µ 5.500%, 05/15/26	1,543,810

PRINCIPAL AMOUNT		VALUE
630,000	Block Communications, Inc.* 6.875%, 02/15/25	$636,817
1,398,000	CB Escrow Corp.* 8.000%, 10/15/25	1,330,847
397,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.* 7.500%, 04/01/28	402,854
1,423,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	1,312,106
4,998,000	CSC Holdings, LLC*µ 5.500%, 04/15/27	4,809,575
6,135,000	Embarq Corp.µ 7.995%, 06/01/36	5,853,219
	Frontier Communications Corp.
4,973,000	7.625%, 04/15/24	3,276,088
1,904,000	11.000%, 09/15/25^	1,464,976
595,000	8.500%, 04/01/26*^	577,546
1,140,000	Hughes Satellite Systems Corp. 6.625%, 08/01/26	1,146,766
	Inmarsat Finance, PLC*µ
1,116,000	4.875%, 05/15/22	1,079,551
555,000	6.500%, 10/01/24	546,522
	Intelsat Jackson Holdings, SA
2,256,000	9.750%, 07/15/25*	2,212,899
1,512,000	7.500%, 04/01/21^	1,435,750
927,000	8.000%, 02/15/24*	979,375
1,408,000	Qwest Corp.µ 6.875%, 09/15/33	1,336,657
590,000	SBA Communications Corp.* 4.000%, 10/01/22	562,801
570,000	Sprint Capital Corp. 6.875%, 11/15/28	582,178
	Sprint Corp.
5,811,000	7.125%, 06/15/24	6,000,003
5,335,000	7.875%, 09/15/23^	5,729,390
1,438,000	T-Mobile USA, Inc.µ 4.750%, 02/01/28	1,387,713
298,000	Telecom Italia Capital, SA 6.000%, 09/30/34	309,920
2,762,000	United States Cellular Corp.^µ 6.700%, 12/15/33	2,914,421
	Windstream Services, LLC
1,568,000	8.625%, 10/31/25*	1,442,889
837,000	7.750%, 10/01/21	630,562
157,000	7.750%, 10/15/20	134,867
		54,131,795

Utilities (0.5%)
347,000	NGPL PipeCo, LLC*µ 4.875%, 08/15/27	338,361
	NRG Energy, Inc.^
1,993,000	6.625%, 01/15/27	2,056,188
652,000	5.750%, 01/15/28*	646,882

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
1,036,000	PPL Capital Funding, Inc.µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	$1,032,887
927,000	Talen Energy Supply, LLC*^ 10.500%, 01/15/26	802,142
1,488,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,397,336
2,628,000	Vistra Energy Corp.*^ 8.125%, 01/30/26	2,887,949
		9,161,745
	Total Corporate Bonds (Cost $465,642,453)	457,513,583

Convertible Bonds (15.0%)
Consumer Discretionary (3.9%)
9,000,000	Booking Holdings, Inc.µ 0.350%, 06/15/20	15,023,700
1,974,000	Chegg, Inc.*µ 0.250%, 05/15/23	2,146,557
7,300,000	DISH Network Corp.^ 3.375%, 08/15/26	6,672,894
	Liberty Interactive, LLC
7,385,000	1.750%, 09/30/46*µ	7,736,969
2,632,477	4.000%, 11/15/29	1,772,736
2,035,000	3.750%, 02/15/30	1,391,838
	Liberty Media Corp.
15,900,000	2.250%, 09/30/46	16,690,946
7,750,000	1.375%, 10/15/23µ	8,923,738
4,810,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	4,747,254
1,883,000	Live Nation Entertainment, Inc.* 2.500%, 03/15/23	1,864,904
3,640,000	Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	3,858,145
5,250,000	Tesla, Inc. 2.375%, 03/15/22	5,771,456
		76,601,137

Energy (0.8%)
8,850,000	Nabors Industries, Inc.^ 0.750%, 01/15/24	6,960,436
2,090,000	Oil States International, Inc.* 1.500%, 02/15/23	2,319,012
5,600,000	TOTAL, SA 0.500%, 12/02/22	6,250,104
		15,529,552

Financials (1.2%)
7,500,000	Ares Capital Corp.^µ 3.750%, 02/01/22	7,670,175
9,380,000	IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	11,571,262

PRINCIPAL AMOUNT		VALUE
4,445,000	JPMorgan Chase Financial Company, LLC 0.250%, 05/01/23	$4,436,354
		23,677,791

Health Care (0.9%)
1,960,000	BioMarin Pharmaceutical, Inc.^µ 1.500%, 10/15/20	2,206,137
5,120,000	Illumina, Inc.µ 0.000%, 06/15/19	5,694,746
4,810,000	Insulet Corp.*^µ 1.375%, 11/15/24	5,477,147
4,700,000	NuVasive, Inc. 2.250%, 03/15/21	5,197,659
		18,575,689

Industrials (0.6%)
2,924,000	Air Transport Services Group, Inc.*^ 1.125%, 10/15/24	2,780,373
4,400,000	Kaman Corp.*µ 3.250%, 05/01/24	4,935,040
3,275,000	Meritor, Inc.* 3.250%, 10/15/37	3,255,940
		10,971,353

Information Technology (6.4%)
4,200,000	Citrix Systems, Inc.^µ 0.500%, 04/15/19	6,059,382
2,914,000	Cypress Semiconductor Corp.* 2.000%, 02/01/23	3,028,476
1,829,000	Etsy, Inc.*µ 0.000%, 03/01/23	1,989,897
4,900,000	Finisar Corp.^ 0.500%, 12/15/36	4,431,290
2,400,000	Guidewire Software, Inc. 1.250%, 03/15/25	2,440,728
2,170,000	II-VI, Inc.*^µ 0.250%, 09/01/22	2,329,994
7,350,000	Intel Corp.µ 3.250%, 08/01/39	18,275,407
3,500,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	3,909,938
6,950,000	Microchip Technology, Inc. 1.625%, 02/15/27	7,847,245
6,300,000	NXP Semiconductors, NV^ 1.000%, 12/01/19	7,459,452
3,795,000	Okta, Inc.*^ 0.250%, 02/15/23	4,363,586
	ON Semiconductor Corp.
5,822,000	1.000%, 12/01/20	7,705,388
5,000,000	1.625%, 10/15/23	6,448,250
1,974,000	Pure Storage, Inc.* 0.125%, 04/15/23	2,051,776
1,790,000	RealPage, Inc.* 1.500%, 11/15/22	2,515,711

Schedule of Investments April 30, 2018 (Unaudited)

16 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,620,000	Servicenow, Inc.* 0.000%, 06/01/22	$3,514,992
7,600,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	9,036,856
3,700,000	Veeco Instruments, Inc. 2.700%, 01/15/23	3,308,300
4,017,000	Weibo Corp.* 1.250%, 11/15/22	4,598,300
13,840,000	Workday, Inc.* 0.250%, 10/01/22	15,003,252
7,585,000	Zendesk, Inc.* 0.250%, 03/15/23	7,871,523
		124,189,743

Materials (0.3%)
5,300,000	Royal Gold, Inc.^ 2.875%, 06/15/19	5,652,662

Real Estate (0.7%)
5,300,000	Empire State Realty OP, LP*µ 2.625%, 08/15/19	5,503,891
4,520,000	IH Merger Sub, LLCµ 3.500%, 01/15/22	5,106,199
3,400,000	Starwood Property Trust, Inc. 4.000%, 01/15/19	3,643,287
		14,253,377

Telecommunication Services (0.2%)
3,643,000	Q2 Holdings, Inc.* 0.750%, 02/15/23	3,887,955
	Total Convertible Bonds (Cost $274,401,689)	293,339,259

U.S. Government and Agency Security (0.3%)
Other (0.3%)
6,396,000	United States Treasury Note 2.000%, 11/15/26 (Cost $6,168,636)	5,941,502

Bank Loans (1.5%)‡
Consumer Discretionary (0.2%)
600,000	American Greetings Corp. 6.390%, 04/06/24	605,250
2,765,000	Weight Watchers International, Inc. 6.985%, 11/29/24	2,807,775
		3,413,025

Energy (0.1%)
1,200,000	McDermott Tech Americas, Inc. ! 0.000%, 03/27/25	1,194,192

Financials (0.2%)
290,000	AssuredPartners, Inc. 5.150%, 10/22/24	291,791
1,500,000	Genworth Financial, Inc. 6.395%, 02/22/23	1,528,125

PRINCIPAL AMOUNT		VALUE
1,300,000	GLP Financing, LLC 3.397%, 04/28/21	$1,290,250
1,180,000	HUB International, Ltd. 5.359%, 04/25/25	1,188,602
		4,298,768

Health Care (0.3%)
2,900,000	Amneal Pharmaceuticals, LLC ! 0.000%, 03/07/25	2,917,226
1,336,625	Mallinckrodt International Finance, SA 5.202%, 09/24/24	1,328,104
2,344,081	Team Health Holdings, Inc. 4.650%, 02/06/24	2,276,688
		6,522,018

Industrials (0.1%)
1,340,000	Scientific Games International, Inc. 4.726%, 08/14/24	1,349,735
1,461,338	Transdigm, Inc. 4.711%, 08/22/24	1,470,369
		2,820,104

Information Technology (0.2%)
3,000,000	First Data Corp. 4.147%, 04/26/24	3,013,920

Telecommunication Services (0.4%)
1,450,000	Cincinnati Bell, Inc. 5.570%, 10/02/24	1,468,640
1,350,000	CSC Holdings, LLC 4.397%, 01/25/26	1,352,531
1,450,000	Cumulus Media Holdings, Inc. @ 5.160%, 12/23/20	1,230,687
1,400,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	1,429,925
2,046,491	New Media Holdings II, LLC ! 0.000%, 06/04/20	2,066,956
		7,548,739
	Total Bank Loans (Cost $28,716,700)	28,810,766

SYNTHETIC CONVERTIBLE SECURITIES (0.2%) ¤
Corporate Bonds (0.2%)
Consumer Discretionary (0.0%)
7,000	AV Homes, Inc. 6.625%, 05/15/22	7,197
11,000	Beverages & More, Inc.* 11.500%, 06/15/22	10,060
	CCO Holdings, LLC / CCO Holdings Capital Corp.
20,000	5.125%, 05/01/27*^	18,765
10,000	5.750%, 09/01/23	10,138
4,000	5.000%, 02/01/28*	3,687
8,000	Cedar Fair, LP*^ 5.375%, 04/15/27	7,968

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	Century Communities, Inc.
15,000	6.875%, 05/15/22	$15,456
13,000	5.875%, 07/15/25	12,430
12,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	11,475
28,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	29,176
	DISH DBS Corp.
19,000	6.750%, 06/01/21	18,953
17,000	5.875%, 11/15/24^	14,535
12,000	7.750%, 07/01/26^	10,945
23,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	22,812
6,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	5,880
9,000	GameStop Corp.*^ 6.750%, 03/15/21	9,165
10,000	goeasy, Ltd.*µ 7.875%, 11/01/22	10,658
6,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	5,859
11,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	11,757
41,000	L Brands, Inc.^µ 6.875%, 11/01/35	38,801
11,000	M/I Homes, Inc. 5.625%, 08/01/25	10,602
23,000	Mattel, Inc.*^ 6.750%, 12/31/25	22,454
11,000	Mclaren Finance, PLC* 5.750%, 08/01/22	11,070
	Meritage Homes Corp.
27,000	7.000%, 04/01/22	29,704
21,000	7.150%, 04/15/20	22,219
12,000	Penske Automotive Group, Inc. 5.500%, 05/15/26	11,697
	PetSmart, Inc.*^
8,000	5.875%, 06/01/25	5,769
2,000	8.875%, 06/01/25	1,169
	Rite Aid Corp.
25,000	7.700%, 02/15/27	21,796
7,000	6.125%, 04/01/23*^	7,140
63,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	77,009
23,000	Salem Media Group, Inc.* 6.750%, 06/01/24	21,852
17,000	Sally Holdings, LLC / Sally Capital, Inc.^µ 5.625%, 12/01/25	16,637
12,000	Sotheby’s*^ 4.875%, 12/15/25	11,565
10,000	VOC Escrow, Ltd.*µ 5.000%, 02/15/28	9,688

PRINCIPAL AMOUNT		VALUE
18,000	ZF North America Capital, Inc.*µ 4.750%, 04/29/25	$18,354
		574,442

Consumer Staples (0.0%)
12,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	10,488
18,000	Fresh Market, Inc.* 9.750%, 05/01/23	10,207
	JBS USA LUX SA / JBS USA Finance, Inc.*
46,000	7.250%, 06/01/21	46,567
20,000	5.750%, 06/15/25	18,843
17,000	6.750%, 02/15/28	16,343
	New Albertson’s, Inc.
9,000	7.450%, 08/01/29^	7,330
6,000	8.000%, 05/01/31	4,998
4,000	7.750%, 06/15/26	3,512
	Pilgrim’s Pride Corp.*
16,000	5.875%, 09/30/27	15,303
5,000	5.750%, 03/15/25	4,914
	Post Holdings, Inc.*
12,000	5.750%, 03/01/27^	11,738
2,000	5.625%, 01/15/28	1,915
		152,158

Energy (0.1%)
4,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	4,100
12,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	11,742
20,000	Calfrac Holdings, LP* 7.500%, 12/01/20	19,900
16,000	California Resources Corp.*^ 8.000%, 12/15/22	13,781
17,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	17,465
12,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	11,664
2,000	CONSOL Energy, Inc.* 11.000%, 11/15/25	2,112
2,000	CrownRock, LP / CrownRock Finance, Inc.* 5.625%, 10/15/25	1,987
20,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	19,077
5,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	4,958
8,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	8,352
4,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	4,115

Schedule of Investments April 30, 2018 (Unaudited)

18 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Energy Transfer Equity, LPµ
18,000	5.500%, 06/01/27	$17,977
5,000	5.875%, 01/15/24	5,110
29,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	25,630
	Enterprise Products Operating, LLCµ‡
19,000	4.875%, 08/16/77^	18,553
5,000	5.375%, 02/15/78	4,722
	Genesis Energy, LP / Genesis Energy Finance Corp.
13,000	6.500%, 10/01/25^	12,765
12,000	6.250%, 05/15/26	11,464
	Gulfport Energy Corp.^
9,000	6.000%, 10/15/24	8,605
8,000	6.375%, 05/15/25	7,700
24,000	Halcon Resources Corp.^ 6.750%, 02/15/25	24,018
11,000	HighPoint Operating Corp. 7.000%, 10/15/22	11,178
5,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	5,056
5,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.*^ 10.625%, 05/01/24	5,050
12,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	12,101
29,000	MPLX, LPµ 4.875%, 06/01/25	29,996
1,000	Nabors Industries, Inc.*µ 5.750%, 02/01/25	953
	Oasis Petroleum, Inc.
8,000	6.500%, 11/01/21^	8,207
5,000	6.250%, 05/01/26*	5,000
12,000	Par Petroleum, LLC / Petroleum Finance Corp.* 7.750%, 12/15/25	12,221
13,000	PDC Energy, Inc.* 5.750%, 05/15/26	13,114
12,000	Plains All American Pipeline, LP^µ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	11,683
13,000	QEP Resources, Inc.^µ 5.625%, 03/01/26	12,543
54,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	54,807
24,000	SESI, LLC* 7.750%, 09/15/24	24,979
5,000	SM Energy Company^ 6.750%, 09/15/26	5,107
9,000	Southwestern Energy Company^ 7.500%, 04/01/26	9,214
8,000	Sunoco, LP / Sunoco Finance Corp.* 5.500%, 02/15/26	7,782

PRINCIPAL AMOUNT		VALUE
2,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.*µ 5.875%, 04/15/26	$1,993
2,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	2,005
12,000	Transocean, Inc.*^ 7.500%, 01/15/26	12,206
12,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	11,312
15,000	W&T Offshore, Inc.* 8.500%, 06/15/21 10.000% PIK rate	13,977
26,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	24,554
13,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	13,371
	WildHorse Resource Development Corp.
15,000	6.875%, 02/01/25	15,339
5,000	6.875%, 02/01/25*	5,111
		584,656

Financials (0.0%)
26,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	24,604
34,000	Ally Financial, Inc. 8.000%, 11/01/31	41,384
23,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	24,095
17,000	AssuredPartners, Inc.* 7.000%, 08/15/25	16,755
12,000	Bank of America Corp.µ‡ 5.875%, 03/15/28	11,996
12,000	Bank of Nova Scotia^µ‡ 4.650%, 10/12/22	11,348
25,000	Charles Schwab Corp.^µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	24,379
9,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	9,021
22,000	Dell International, LLC / EMC Corp.*µ 6.020%, 06/15/26	23,374
12,000	Discover Financial Services^µ‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	11,768
16,000	Equinix, Inc. 5.375%, 05/15/27	16,282
5,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	4,962
	HUB International, Ltd.*
12,000	7.000%, 05/01/26	12,036
8,000	7.875%, 10/01/21	8,342

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
18,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	$17,391
15,000	Iron Mountain, Inc.*^µ 5.250%, 03/15/28	14,138
	Jefferies Finance, LLC*
50,000	7.375%, 04/01/20	50,524
22,000	7.250%, 08/15/24^	21,831
10,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ 5.250%, 10/01/25	9,552
8,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	7,881
13,000	LPL Holdings, Inc.* 5.750%, 09/15/25	12,637
	MetLife, Inc.^
22,000	6.400%, 12/15/66µ	24,020
1,000	5.875%, 03/15/28‡	1,020

23,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	23,367
	Navient Corp.^
16,000	6.750%, 06/25/25	16,226
5,000	6.500%, 06/15/22	5,154
9,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	8,846
14,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	14,020
35,000	Quicken Loans, Inc.*^µ 5.750%, 05/01/25	34,521
12,000	Simmons First National Corp.‡ 5.000%, 04/01/28	12,138
	Springleaf Finance Corp.
17,000	6.875%, 03/15/25	17,191
11,000	8.250%, 10/01/23^	12,077
5,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	4,985
24,000	Tronox Finance, PLC* 5.750%, 10/01/25	23,373
		571,238

Health Care (0.1%)
46,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	47,671
	Community Health Systems, Inc.^
52,000	7.125%, 07/15/20	41,491
5,000	8.000%, 11/15/19	4,555
37,000	DaVita, Inc. 5.125%, 07/15/24	35,972
11,000	Endo International, PLC* 7.250%, 01/15/22	9,380

PRINCIPAL AMOUNT		VALUE
24,000	Endo, Ltd.* 6.000%, 07/15/23	$17,575
22,000	Greatbatch, Ltd.* 9.125%, 11/01/23	23,863
	HCA, Inc.
68,000	5.875%, 05/01/23^	71,002
12,000	7.500%, 11/06/33	13,089
9,000	5.375%, 02/01/25^	8,985
12,000	Magellan Health, Inc.µ 4.400%, 09/22/24	11,769
18,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	14,194
6,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	5,251
24,000	Teleflex, Inc.µ 5.250%, 06/15/24	24,527
	Tenet Healthcare Corp.^
30,000	6.750%, 06/15/23	29,593
21,000	5.125%, 05/01/25*	20,461
21,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	18,506
39,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	36,621
5,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	4,787
12,000	Teva Pharmaceutical Finance Netherlands III, BV*^ 6.000%, 04/15/24	11,681
	Valeant Pharmaceuticals International, Inc.*^
88,000	7.250%, 07/15/22	88,993
25,000	9.000%, 12/15/25	25,397
12,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	11,807
		577,170

Industrials (0.0%)
11,000	ACCO Brands Corp.* 5.250%, 12/15/24	11,028
	Allison Transmission, Inc.*µ
11,000	4.750%, 10/01/27	10,356
3,000	5.000%, 10/01/24	2,951
8,000	Apergy Corp.* 6.375%, 05/01/26	8,132
12,000	ARD Securities Finance SARL* 8.750%, 01/31/23 8.750% PIK rate	12,603
12,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	11,363
13,000	Bombardier, Inc.* 7.500%, 12/01/24	13,705

Schedule of Investments April 30, 2018 (Unaudited)

20 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Covanta Holding Corp.
7,000	5.875%, 03/01/24	$6,920
2,000	5.875%, 07/01/25	1,945
12,000	Delphi Technologies, PLC* 5.000%, 10/01/25	11,577
12,000	Fly Leasing, Ltd. 5.250%, 10/15/24	11,688
2,000	FXI Holdings, Inc.* 7.875%, 11/01/24	1,986
18,000	Garda World Security Corp.* 7.250%, 11/15/21	18,337
35,000	Golden Nugget, Inc.* 6.750%, 10/15/24	35,571
12,000	Gray Television, Inc.* 5.875%, 07/15/26	11,631
10,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	10,188
15,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	15,093
	Hertz Corp.
12,000	7.375%, 01/15/21	11,902
2,000	7.625%, 06/01/22*	2,044
	Icahn Enterprises, LPµ
12,000	6.375%, 12/15/25	12,057
11,000	6.750%, 02/01/24	11,288
5,000	James Hardie International Finance, Ltd.*µ 4.750%, 01/15/25	4,877
12,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	11,534
6,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	6,344
16,000	Meritor, Inc. 6.250%, 02/15/24	16,497
5,000	Multi-Color Corp.* 4.875%, 11/01/25	4,691
17,000	Navistar International Corp.* 6.625%, 11/01/25	17,718
	Park Aerospace Holdings, Ltd.*
8,000	5.500%, 02/15/24	7,775
7,000	4.500%, 03/15/23^µ	6,715
22,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	22,977
12,000	Scientific Games International, Inc.* 5.000%, 10/15/25	11,611
8,000	Tennant Company 5.625%, 05/01/25	8,182
2,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	1,994
1,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	982
2,000	TriMas Corp.* 4.875%, 10/15/25	1,951

PRINCIPAL AMOUNT		VALUE
19,000	United Continental Holdings, Inc. 6.375%, 06/01/18	$19,055
20,000	United Rentals North America, Inc.^µ 4.875%, 01/15/28	18,972
6,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	5,947
		400,187

Information Technology (0.0%)
23,000	Alliance Data Systems Corp.*^ 5.875%, 11/01/21	23,489
13,000	Amkor Technology, Inc. 6.375%, 10/01/22	13,350
	Cardtronics, Inc.
10,000	5.125%, 08/01/22	9,738
5,000	5.500%, 05/01/25*	4,644
11,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	11,177
11,000	CDK Global, Inc.µ 4.875%, 06/01/27	10,617
7,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	7,156
25,000	Clear Channel Worldwide Holdings, Inc.^ 7.625%, 03/15/20	25,101
12,000	CommScope Technologies, LLC* 6.000%, 06/15/25	12,375
12,000	Harland Clarke Holdings Corp.*^ 8.375%, 08/15/22	12,297
	Nuance Communications, Inc.µ
11,000	6.000%, 07/01/24	11,332
10,000	5.625%, 12/15/26	9,993
12,000	TTM Technologies, Inc.* 5.625%, 10/01/25	11,775
8,000	VFH Parent, LLC*^ 6.750%, 06/15/22	8,325
		171,369

Materials (0.0%)
17,000	AK Steel Corp.^ 6.375%, 10/15/25	15,894
15,000	Alcoa Nederland Holding, BV*µ 7.000%, 09/30/26	16,373
38,000	ArcelorMittal, SA^µ 7.250%, 10/15/39	45,120
11,000	Arconic, Inc.^ 5.125%, 10/01/24	11,140
22,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	22,319
4,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	4,036
3,000	Commercial Metals Company* 5.750%, 04/15/26	3,011

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
	First Quantum Minerals, Ltd.*
7,000	7.000%, 02/15/21	$7,057
3,000	7.250%, 04/01/23	2,997
13,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	13,141
6,000	Kinross Gold Corp.*µ 4.500%, 07/15/27	5,654
11,000	New Gold, Inc.*^ 6.375%, 05/15/25	11,221
33,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	34,351
	United States Steel Corp.
24,000	6.875%, 08/15/25^	24,527
5,000	6.250%, 03/15/26	4,976
		221,817

Real Estate (0.0%)
10,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	10,520
20,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	19,033
12,000	Starwood Property Trust, Inc.*µ 4.750%, 03/15/25	11,608
		41,161

Telecommunication Services (0.0%)
8,000	Altice Financing, SA*^ 7.500%, 05/15/26	7,872
21,000	Altice France, SA* 7.375%, 05/01/26	20,398
	Altice Luxembourg, SA*^
5,000	7.750%, 05/15/22	4,795
5,000	7.625%, 02/15/25	4,517
13,000	Altice US Finance I Corp.*µ 5.500%, 05/15/26	12,646
5,000	Block Communications, Inc.* 6.875%, 02/15/25	5,054
12,000	CB Escrow Corp.* 8.000%, 10/15/25	11,424
3,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.* 7.500%, 04/01/28	3,044
12,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	11,065
42,000	CSC Holdings, LLC*µ 5.500%, 04/15/27	40,417
51,000	Embarq Corp.µ 7.995%, 06/01/36	48,658
	Frontier Communications Corp.
42,000	7.625%, 04/15/24	27,669
16,000	11.000%, 09/15/25^	12,311
5,000	8.500%, 04/01/26*^	4,853

PRINCIPAL AMOUNT		VALUE
10,000	Hughes Satellite Systems Corp. 6.625%, 08/01/26	$10,059
	Inmarsat Finance, PLC*µ
9,000	4.875%, 05/15/22	8,706
5,000	6.500%, 10/01/24	4,924
	Intelsat Jackson Holdings, SA
19,000	9.750%, 07/15/25*	18,637
13,000	7.500%, 04/01/21^	12,344
8,000	8.000%, 02/15/24*	8,452
12,000	Qwest Corp.µ 6.875%, 09/15/33	11,392
5,000	SBA Communications Corp.* 4.000%, 10/01/22	4,769
5,000	Sprint Capital Corp. 6.875%, 11/15/28	5,107
	Sprint Corp.
49,000	7.125%, 06/15/24	50,594
45,000	7.875%, 09/15/23^	48,327
12,000	T-Mobile USA, Inc.µ 4.750%, 02/01/28	11,580
2,000	Telecom Italia Capital, SA 6.000%, 09/30/34	2,080
23,000	United States Cellular Corp.^µ 6.700%, 12/15/33	24,269
	Windstream Services, LLC
13,000	8.625%, 10/31/25*	11,963
7,000	7.750%, 10/01/21	5,274
1,000	7.750%, 10/15/20	859
		454,059

Utilities (0.0%)
3,000	NGPL PipeCo, LLC*µ 4.875%, 08/15/27	2,925
	NRG Energy, Inc.^
17,000	6.625%, 01/15/27	17,539
5,000	5.750%, 01/15/28*	4,961
9,000	PPL Capital Funding, Inc.µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	8,973
8,000	Talen Energy Supply, LLC*^ 10.500%, 01/15/26	6,922
12,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	11,269
22,000	Vistra Energy Corp.*^ 8.125%, 01/30/26	24,176
		76,765
	Total Corporate Bonds	3,825,022

U.S. Government and Agency Security (0.0%)
Other (0.0%)
54,000	United States Treasury Note 2.000%, 11/15/26	50,163

Schedule of Investments April 30, 2018 (Unaudited)

22 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.0%) #
Other (0.0%)
17,000 1,700,000	iShares MSCI EAFE ETF Call, 06/15/18, Strike $74.00	$85,000
1,800 180,000	iShares MSCI EAFE Index Fund Call, 06/29/18, Strike $72.00	77,400
8,200 820,000	iShares MSCI Emerging Markets Call, 06/15/18, Strike $51.00	77,900
	iShares Russell 2000 ETF
3,040 304,000	Call, 06/15/18, Strike $160.00	197,600
2,100 210,000	Call, 06/15/18, Strike $158.00	247,800
	TOTAL PURCHASED OPTIONS	685,700
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $11,594,056)	4,560,885

NUMBER OF SHARES		VALUE

Convertible Preferred Stocks (6.5%)
Consumer Staples (0.6%)
111,900	Bunge, Ltd.µ 4.875%, 12/31/49	12,105,924

Energy (0.9%)
84,885	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications Time, Inc.)µ§** 3.399%, 09/15/29	5,494,267
114,350	Hess Corp.µ 8.000%, 02/01/19	7,435,037
	NuStar Energy, LP‡
165,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	3,501,300
53,034	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	1,178,415
		17,609,019

Financials (0.3%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,886,760

Health Care (1.0%)
215,575	Anthem, Inc.µ 5.250%, 05/01/18	12,257,594
133,000	Becton Dickinson and Companyµ 6.125%, 05/01/20	8,026,550
		20,284,144

NUMBER OF SHARES		VALUE

Industrials (1.1%)
122,000	Rexnord Corp. 5.750%, 11/15/19	$7,308,410
130,700	Stanley Black & Decker, Inc.^ 5.375%, 05/15/20	14,050,250
		21,358,660

Real Estate (0.8%)
14,365	Crown Castle International Corp.µ 6.875%, 08/01/20	14,445,085

Utilities (1.8%)
40,398	Dominion Resources, Inc.µ 6.750%, 08/15/19	1,855,884
184,900	DTE Energy Company 6.500%, 10/01/19	9,669,660
	NextEra Energy, Inc.
231,000	6.371%, 09/01/18	16,943,850
124,600	6.123%, 09/01/19	7,201,880
		35,671,274
	Total Convertible Preferred Stocks (Cost $117,926,179)	126,360,866

Common Stocks (89.3%)
Consumer Discretionary (13.2%)
36,300	Amazon.com, Inc.^#	56,850,519
53,285	Aptiv, PLC	4,506,845
1,400	Booking Holdings, Inc.#	3,049,200
185,615	Carnival Corp.	11,704,882
509,825	Comcast Corp. - Class A^	16,003,407
57,270	Dollar Tree, Inc.#	5,491,620
825,570	Ford Motor Company	9,279,407
40,035	GameStop Corp. - Class A^	546,478
154,993	General Motors Company, Inc.	5,694,443
138,000	Home Depot, Inc.	25,502,400
38,550	Lennar Corp. - Class A	2,038,910
94,000	Lowe’s Companies, Inc.	7,748,420
123,000	McDonald’s Corp.~	20,595,120
48,800	Netflix, Inc.^#	15,248,048
162,800	Nike, Inc. - Class B	11,133,892
31,450	PVH Corp.^	5,021,622
58,355	Royal Caribbean Cruises, Ltd.	6,313,427
208,900	Starbucks Corp.	12,026,373
71,950	TJX Companies, Inc.	6,104,957
49,999	TopBuild Corp.^#	3,984,920
201,000	Walt Disney Company^	20,166,330
60,000	Whirlpool Corp.^	9,297,000
		258,308,220

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 23

NUMBER OF SHARES		VALUE

Consumer Staples (6.1%)
58,750	Altria Group, Inc.	$3,296,462
505,000	Coca-Cola Company^	21,821,050
53,100	Costco Wholesale Corp.	10,469,196
79,150	Kroger Company^	1,993,789
264,650	Mondelez International, Inc. - Class A	10,453,675
137,570	PepsiCo, Inc.	13,886,316
147,500	Philip Morris International, Inc.	12,095,000
342,000	Procter & Gamble Company^	24,740,280
87,930	Walgreens Boots Alliance, Inc.	5,842,948
170,835	Walmart, Inc.	15,112,064
		119,710,780

Energy (7.9%)
475,000	BP, PLC	21,180,250
325,000	Chevron Corp.^	40,660,750
111,120	ConocoPhillips	7,278,360
60,000	Diamond Offshore Drilling, Inc.^#	1,103,400
76,005	Enterprise Products Partners, LP	2,039,974
117,000	EOG Resources, Inc.	13,825,890
417,450	Exxon Mobil Corp.^	32,456,737
137,300	Halliburton Company	7,275,527
33,560	Magellan Midstream Partners, LP~	2,209,255
100,220	Marathon Petroleum Corp.^	7,507,480
26,500	Pioneer Natural Resources Company	5,341,075
156,200	Schlumberger, Ltd.	10,709,072
57,335	Spectra Energy Partners, LP	2,043,993
21,850	Targa Resources Corp.^	1,026,295
		154,658,058

Financials (14.7%)
35,430	Affiliated Managers Group, Inc.	5,840,990
165,000	American Express Company~	16,293,750
228,450	American International Group, Inc.	12,793,200
1,166,950	Bank of America Corp.	34,915,144
161,625	BB&T Corp.^	8,533,800
70,800	Capital One Financial Corp.	6,415,896
62,795	Chubb Corp.	8,519,398
253,000	Citigroup, Inc.	17,272,310
125,000	Discover Financial Services	8,906,250
153,765	E*TRADE Financial Corp.#	9,330,460
175,050	First Republic Bank^	16,256,893
44,700	Goldman Sachs Group, Inc.	10,653,351
453,400	JPMorgan Chase & Company	49,320,852
226,225	KeyCorp	4,506,402
132,475	Marsh & McLennan Companies, Inc.^	10,796,713
203,205	MetLife, Inc.^	9,686,782
180,000	Morgan Stanley	9,291,600
81,900	Northern Trust Corp.	8,742,825

NUMBER OF SHARES			VALUE
85,200		PNC Financial Services Group, Inc.^	$12,405,972
81,900		Prudential Financial, Inc.	8,707,608
121,226		Synchrony Financial	4,021,066
214,215		Wells Fargo & Company^	11,130,611
63,350		Zions Bancorporation	3,468,413
			287,810,286

Health Care (12.2%)
139,700		Abbott Laboratories^~	8,120,761
212,585		AbbVie, Inc.	20,525,082
32,025		Aetna, Inc.	5,734,076
138,035		Agilent Technologies, Inc.	9,074,421
29,080		Alexion Pharmaceuticals, Inc.^#	3,420,680
23,153		Allergan, PLC	3,557,458
40,490		Amgen, Inc.	7,064,695
181,015		Baxter International, Inc.	12,580,543
65,550		Bristol-Myers Squibb Company	3,417,122
115,120		Celgene Corp.#	10,026,952
27,350		Edwards Lifesciences Corp.#	3,483,296
137,350		Eli Lilly and Company	11,134,965
26,400		Humana, Inc.^	7,766,352
275,000		Johnson & Johnson	34,784,750
98,200		Medtronic, PLC	7,868,766
251,550		Merck & Company, Inc.	14,808,748
31,606		Molina Healthcare, Inc.^#	2,631,200
740,400		Pfizer, Inc.^	27,106,044
58,900		Stryker Corp.^	9,978,838
8,700		Teleflex, Inc.	2,330,556
42,800		Thermo Fisher Scientific, Inc.	9,002,980
105,000		UnitedHealth Group, Inc.	24,822,000
			239,240,285

Industrials (8.9%)
21,850		Boeing Company	7,288,286
86,375		Caterpillar, Inc.	12,469,095
257,300		CSX Corp.	15,281,047
162,000		Delta Air Lines, Inc.	8,459,640
90,000		Eaton Corp., PLC	6,752,700
54,125		Emerson Electric Company	3,594,441
836,550		General Electric Company^	11,770,259
118,650		Honeywell International, Inc.	17,166,282
46,281		Lockheed Martin Corp.	14,848,796
450,000		Masco Corp.	17,041,500
33,000		Northrop Grumman Corp.	10,627,320
96,690		PACCAR, Inc.^	6,156,252
135,000	EUR	Siemens, AG	17,144,304
188,000		Union Pacific Corp.	25,122,440
			173,722,362

Schedule of Investments April 30, 2018 (Unaudited)

24 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Information Technology (20.3%)
81,415		Accenture, PLC - Class A	$12,309,948
28,285		Adobe Systems, Inc.#~	6,267,956
36,295		Alphabet, Inc. - Class A#	36,969,361
12,534		Alphabet, Inc. - Class C#	12,751,214
456,140		Apple, Inc.^	75,381,696
322,615		Applied Materials, Inc.	16,024,287
40,250		Broadcom, Inc.	9,234,155
407,250		Cisco Systems, Inc.	18,037,102
221,265		Facebook, Inc. - Class A#	38,057,580
24,150		Fidelity National Information Services, Inc.	2,293,526
56,750		Lam Research Corp.	10,502,155
106,800		MasterCard, Inc. - Class A	19,039,236
697,200		Microsoft Corp.	65,202,144
300,000		Nintendo Company, Ltd.^	15,822,480
1,520,000		Nokia Corp.^	9,135,200
58,650		NVIDIA Corp.	13,190,385
118,300		Oracle Corp.	5,402,761
49,500		Salesforce.com, Inc.#	5,989,005
190,870		Visa, Inc. - Class A^	24,217,586
			395,827,777

Materials (2.0%)
527,879		DowDuPont, Inc.	33,383,068
82,000		Nucor Corp.	5,052,840
			38,435,908

Real Estate (1.2%)
111,634		American Tower Corp.^	15,222,412
43,850		Crown Castle International Corp.^	4,423,150
56,400		Welltower, Inc.	3,014,016
			22,659,578

Telecommunication Services (2.1%)
615,000		AT&T, Inc.^~	20,110,500
205,085	EUR	Orange, SA	3,728,367
353,380		Verizon Communications, Inc.	17,439,303
			41,278,170

Utilities (0.7%)
330,054		Exelon Corp.	13,096,543
		Total Common Stocks (Cost $1,551,550,230)	1,744,747,967

NUMBER OF SHARES		VALUE
Rights (0.0%) #
Consumer Discretionary (0.0%)
22,573	Motors Liquidation Company (Cost $—)	$213,315
Warrants (0.2%) #
Consumer Discretionary (0.1%)
88,470	General Motors Company, Inc. 07/10/19, Strike $0.00	1,712,779

Energy (0.1%)
47,885	Gulfmark Offshore, Inc. 11/14/42, Strike $0.00	1,628,090
16,676	Gulfmark Offshore, Inc. 10/31/42, Strike $0.00	566,984
		2,195,074
	Total Warrants (Cost $9,338,130)	3,907,853

Exchange-Traded Funds (4.4%)
Other (4.4%)
120,200	iShares iBoxx High Yield Corporate Bond ETF^	10,301,140
195,550	iShares MSCI EAFE ETF	13,833,207
122,500	iShares MSCI Emerging Markets ETF^	5,747,700
98,100	iShares NASDAQ Biotechnology ETF^	10,168,065
61,690	iShares Russell 2000 ETF^	9,458,310
126,645	iShares Russell 2000 Value ETF^	15,720,444
566,000	SPDR Barclays Capital High Yield Bond ETF^	20,302,420
	Total Exchange-Traded Funds (Cost $85,560,998)	85,531,286

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.1%) #
Other (0.1%)
350 35,000	Powershares QQQ Trust Series Put, 05/04/18, Strike $160.00	40,950
	S&P 500 Index
397 39,700	Put, 05/31/18, Strike $2,500.00	359,285
290 29,000	Put, 06/15/18, Strike $2,620.00	1,197,700
	Total Purchased Options (Cost $2,814,742)	1,597,935

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES		VALUE

Short Term Investments (7.4%)
72,205,769	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$72,227,430
71,914,273	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	71,914,273
	Total Short Term Investments (Cost $144,139,771)	144,141,703
	TOTAL INVESTMENTS (148.3%) (Cost $2,697,853,584)	2,896,666,920
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.4%)		(242,000,000)

LIABILITIES, LESS OTHER ASSETS (-35.9%)		(701,382,595)

NET ASSETS (100.0%)		$1,953,284,325

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $237,152,750 (see Note 6 - Notes Payable).

‡Variable rate security. The rate shown is the rate in effect at April 30, 2018.

&Illiquid security.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

@In default status and considered non-income producing.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2018.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,043,908.

***The rate disclosed is the 7 day net yield as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

26 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,697,853,584)	$2,896,666,920
Receivables:
Accrued interest and dividends	12,429,025
Investments sold	2,040,000
Prepaid expenses	201,471
Other assets	230,573
Total assets	2,911,567,989

LIABILITIES
Due to custodian bank	1,478,903
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 9,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $2,417,495) (Note 7)	239,582,505
Payables:
Notes payable	688,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	776,846
Investments purchased	24,869,072
Affiliates:
Investment advisory fees	2,374,409
Deferred compensation to trustees	230,573
Financial accounting fees	27,436
Trustees’ fees and officer compensation	31,858
Other accounts payable and accrued liabilities	912,062
Total liabilities	958,283,664
NET ASSETS	$1,953,284,325

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$1,806,050,423
Undistributed net investment income (loss)	(55,490,312)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	3,913,375
Unrealized appreciation (depreciation) of investments and foreign currency translations	198,810,839
NET ASSETS	$1,953,284,325
Net asset value per common shares based upon 154,514,000 shares issued and outstanding	$12.64

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 27

Statement of Operations Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME
Interest	$10,123,546
Dividends	24,764,330
Dividend taxes withheld	(102,862)
Total investment income	34,785,014

EXPENSES
Investment advisory fees	14,328,074
Interest expense on Notes Payable (Note 6)	5,272,872
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	4,986,731
Legal fees	173,637
Financial accounting fees	165,763
Printing and mailing fees	109,418
Trustees’ fees and officer compensation	75,863
Accounting fees	71,347
Audit fees	50,196
Custodian fees	32,335
Registration fees	22,173
Transfer agent fees	17,135
Other	136,294
Total expenses	25,441,838
NET INVESTMENT INCOME (LOSS)	9,343,176

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	73,625,516
Purchased options	17,045,646
Foreign currency transactions	338
Written options	934,191
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(35,478,418)
Purchased options	(7,591,557)
Foreign currency translations	(7,389)
Written options	(12,260)
NET GAIN (LOSS)	48,516,067
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,859,243

28 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$9,343,176	$40,410,753
Net realized gain (loss)	91,605,691	137,101,181
Change in unrealized appreciation/(depreciation)	(43,089,624)	227,910,648
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	57,859,243	405,422,582

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(58,050,910)	(131,111,802)
Net realized gains	(18,433,520)	(21,857,058)
Net decrease in net assets from distributions to common shareholders	(76,484,430)	(152,968,860)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,625,187)	252,453,722

NET ASSETS
Beginning of period	$1,971,909,512	$1,719,455,790
End of period	$1,953,284,325	$1,971,909,512
Undistributed net investment income (loss)	$(55,490,312)	$(6,782,578)

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 29

Statement of Cash Flows Six Months Ended April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$57,859,243
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(554,088,725)
Net purchases of short term investments	(80,561,727)
Proceeds paid on closing written options	(413,363)
Proceeds from disposition of investment securities, including purchased options	549,344,984
Premiums received from written options	1,273,754
Amortization and accretion of fixed-income securities	6,880,831
Amortization of offering costs on Mandatory Redeemable Preferred Shares	196,177
Net realized gains/losses from investments, excluding purchased options	(73,632,069)
Net realized gains/losses from purchased options	(17,045,646)
Net realized gains/losses from written options	(934,191)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	35,478,418
Change in unrealized appreciation or depreciation on purchased options	7,591,557
Change in unrealized appreciation or depreciation on written options	12,260
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(1,895,861)
Prepaid expenses	(33,304)
Other assets	858,600
Increase/(decrease) in liabilities:
Payables to affiliates	36,691
Other accounts payable and accrued liabilities	(840,824)
Net cash provided by/(used in) operating activities	$(69,913,195)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(76,484,430)
Proceeds from preferred shares sold	776,846
Offering costs on Mandatory Redeemable Preferred Shares	(55,382)
Net increase/(decrease) in due to custodian bank	676,161
Proceeds from note payable	145,000,000
Net cash provided by/(used in) financing activities	$69,913,195
Net increase/(decrease) in cash	$—
Cash at beginning of period	$—
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$6,244,953
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$5,763,577

30   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

32   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $230,573 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$ 468,647,446
Proceeds from sales	—	436,985,695

The cost basis of investments for federal income tax purposes at April 30, 2018 was as follows*:

Cost basis of investments	$2,697,853,584
Gross unrealized appreciation	363,221,622
Gross unrealized depreciation	(164,408,286)
Net unrealized appreciation (depreciation)	$ 198,813,336

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2018 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2017
Distributions paid from:
Ordinary income	$ 132,583,495
Long-term capital gains	21,857,058

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,440,505
Undistributed capital gains	—
Total undistributed earnings	1,440,505
Accumulated capital and other losses	—
Net unrealized gains/(losses)	164,619,517
Total accumulated earnings/(losses)	166,060,022
Other	(200,933)
Paid-in-capital	1,806,050,423
Net assets applicable to common shareholders	$1,971,909,512

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund

34   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2018.

Equity Risk. The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Notes to Financial Statements (Unaudited)

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2018, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$2,283,635	$—
	$2,283,635	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased Options” is “Investments in securities, at value.”

For the period ended April 30, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased Options	224,836
Written Options	5,988

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $830.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2018, the average borrowings under the Agreement were $642.2 million. For the period ended April 30, 2018, the average interest rate was 1.84%. As of April 30, 2018, the amount of total outstanding borrowings was $688.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2018 was 2.06%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. As of April 30, 2018, the Fund used approximately $510 million of its cash collateral to offset borrowings under the SSB Agreement. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2018, approximately $493.3 million of securities were on loan ($135.9 million of fixed income securities and $357.4 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 9,680,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

36   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$ 80,500,000
Series B	9/06/24	4.00%	3,220	$25	$ 80,500,000
Series C	9/06/27	4.24%	3,240	$25	$ 81,000,000
				Total	$242,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2018. Calamos Advisors did not own any of the outstanding shares at April 30, 2018. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2018	YEAR ENDED October 31, 2017
Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—
Ending shares	154,514,000	154,514,000

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$457,513,583	$—	$457,513,583
Convertible Bonds	—	293,339,259	—	293,339,259
U.S. Government and Agency Securities	—	5,941,502	—	5,941,502
Bank Loans	—	28,810,766	—	28,810,766
Synthetic Convertible Securities (Corporate Bonds)	—	3,825,022	—	3,825,022
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	50,163	—	50,163
Synthetic Convertible Securities (Purchased Options)	685,700	—	—	685,700
Convertible Preferred Stocks	94,204,255	32,156,611	—	126,360,866
Common Stocks U.S.	1,708,052,816	15,822,480	—	1,723,875,296
Common Stocks Foreign	—	20,872,671	—	20,872,671
Rights	—	213,315	—	213,315
Warrants	1,712,779	2,195,074	—	3,907,853
Exchange-Traded Funds	85,531,286	—	—	85,531,286
Purchased Options	1,597,935	—	—	1,597,935
Short Term Investments	144,141,703	—	—	144,141,703
Total	$2,035,926,474	$860,740,446	$—	$2,896,666,920

38   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.76	$11.13	$11.67	$12.51	$11.86	$10.56
Income from investment operations:
Net investment income (loss)*	0.06	0.26	0.30	0.38	0.42	0.41
Net realized and unrealized gain (loss)	0.32	2.36	0.15	(0.23)	1.16	1.73
Total from investment operations	0.38	2.62	0.45	0.15	1.58	2.14
Less distributions to common shareholders from:
Net investment income	(0.38)	(0.85)	(0.46)	(0.66)	(0.55)	(0.59)
Net realized gains	(0.12)	(0.14)	(0.16)	—	(0.16)	—
Return of capital	—	—	(0.37)	(0.33)	(0.22)	(0.25)
Total distributions	(0.50)	(0.99)	(0.99)	(0.99)	(0.93)	(0.84)
Net asset value, end of period	$12.64	$12.76	$11.13	$11.67	$12.51	$11.86
Market value, end of period	$11.97	$12.33	$9.95	$10.20	$11.82	$10.56
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	3.16%	25.11%	5.48%	1.98%	14.46%	21.83%
Market value	1.10%	35.23%	7.89%	(5.66)%	21.46%	11.75%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.56% (c)	2.09%	1.97%	1.81%	1.72%	1.79%
Net investment income (loss)	0.94% (c)	2.17%	2.73%	3.11%	3.39%	3.71%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$1,953,284	$1,971,910	$1,719,456	$1,803,026	$1,932,218	$1,832,666
Portfolio turnover rate	16%	65%	31%	23%	20%	55%
Average commission rate paid	$0.0219	$0.0240	$0.0307	$0.0336	$0.0210	$0.0234
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$242,000	$242,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$688,000	$543,000	$682,000	$716,000	$725,000	$700,000
Asset coverage per $1,000 of loan outstanding(d)	$4,191	$5,077	$3,521	$3,518	$3,665	$3,619
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$298	$285	$—	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.53%, 1.47%, 1.49%, 1.47%, 1.44% and 1.44%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Strategic Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2017, and the financial highlights for each of the five years in the period then ended; and in our report dated December 15, 2017, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2018

40   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   41

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

42   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQSAN 1946 2018

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2018

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2018

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 21, 2018